UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

ALPINE INCOME PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File Number 001-39143	84-2769895
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code

(386) 274-2202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PINE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note.

On December 29, 2021, Alpine Income Property Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to disclose that the Company had completed the acquisition of nine parcels subject to ground leases to nine different retail tenants located in Houston, Texas from a private family office for an aggregate purchase price of $43.5 million (the “GL Portfolio”).

This Current Report on Form 8-K/A amends Item 9.01 of the Initial 8-K to include the historical audited financial statements of the GL Portfolio and the pro forma consolidated financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and the GL Portfolio would have achieved had the Company held the assets of the GL Portfolio during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the Company may achieve after the acquisition of the GL Portfolio.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements that are required to be filed pursuant to this item are being filed with this Current Report on Form 8-K/A as Exhibit 99.1 and are incorporated by reference herein.

(b) Pro Forma Financial Information

The pro forma financial information that is required to be filed pursuant to this item is being filed with this Current Report on Form 8-K/A as Exhibit 99.2 and is incorporated by reference herein.

(d) Exhibits

99.1 Audited Financial Statements

●	Report of Independent Registered Public Accounting Firm
●	Historical Summary of Revenues and Direct Expenses of the GL Portfolio for the Nine Months Ended September 30, 2021 (Unaudited) and the Year Ended December 31, 2020 (Audited)
●	Notes to Historical Summary of Revenues and Direct Expenses of the GL Portfolio for the Nine Months Ended September 30, 2021 (Unaudited) and the Year Ended December 31, 2020 (Audited)

99.2 Pro Forma Financial Information

●	Summary of Unaudited Pro Forma Consolidated Financial Statements
●	Unaudited Pro Forma Consolidated Balance Sheet of Alpine Income Property Trust, Inc. as of September 30, 2021
●	Unaudited Pro Forma Consolidated Statements of Operations of Alpine Income Property Trust, Inc. for the Nine Months Ended September 30, 2021 and the Year Ended December 31, 2020
●	Notes to Unaudited Pro Forma Consolidated Financial Statements

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2022

Alpine Income Property Trust, Inc.

By:	/s/ Matthew M. Partridge
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)